Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of South Dakota Soybean Processors, LLC (the “Company”) on Form 10-Q for the quarter ending June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Kersting, the Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of June 30, 2014 (the last date of the period covered by the Report).

Dated:	August 12, 2014	By	/s/ Thomas Kersting
Thomas Kersting, Chief Executive Officer
(Principal Executive Officer)